Business acquisitions, development projects and disposition transactions	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Business acquisitions, development projects and disposition transactions	Business acquisitions, development projects and disposition transactions
(a)Kentucky Power Company and AEP Kentucky Transmission Company, Inc.
On October 26, 2021, Liberty Utilities Co., an indirect subsidiary of AQN, entered into an agreement (the “Kentucky Acquisition Agreement”) with American Electric Power Company, Inc. (“AEP”) and AEP Transmission Company, LLC to acquire Kentucky Power Company and AEP Kentucky Transmission Company, Inc. (the “Kentucky Power Transaction”). On April 17, 2023, Liberty Utilities Co. mutually agreed with AEP and AEP Transmission Company, LLC to terminate the Kentucky Acquisition Agreement. The Company recognized $46,527 in other net losses for the year ended December 31, 2023 related to a write-off of costs incurred in preparation for the Kentucky Power Transaction and the termination of the Kentucky Acquisition Agreement. See note 19 for details.
(b)Acquisition of the Deerfield II Wind Facility
On June 15, 2023, the Company, acquired the remaining 50% ownership in the Deerfield II Wind Facility for consideration of $23,142. The transaction has been accounted for as an asset acquisition. Subsequent to acquisition, the tax equity investors provided additional funding of $98,955, and a third-party construction loan of $158,550 was repaid.
The following table summarizes the allocation of the aggregate purchase price to the assets acquired and liabilities assumed at the acquisition dates.

Deerfield II
Working capital	$(10,709)
Property, plant and equipment	194,419
Long-term debt	(157,935)
Asset retirement obligation	(1,030)
Deferred tax liability	(1,603)
Total net assets acquired	23,142
Cash and cash equivalents	1,662
Net assets acquired, net of cash and cash equivalents	$21,480
(c)Acquisition of the Sandy Ridge II Wind Facility
Subsequent to year end, on February 15, 2024, the Company acquired the remaining 50% ownership in the Sandy Ridge II Wind Facility for consideration of $8,456. Subsequent to acquisition, the tax equity investors provided additional funding of $60,545, and a third-party construction loan of $162,805 was repaid. Due to the timing of the acquisition, the Company has not completed the fair value measurements. The Company will continue to review information and perform further analysis prior to finalizing the allocation of the consideration paid to the fair value of the assets acquired and liabilities assumed.
(d)Partial disposition of renewable assets
On December 29, 2022, the Company closed the sale of ownership interests in a portfolio of operating wind facilities in the United States and Canada. The transaction consisted of the sale of (1) a 49% ownership interest in three operating wind facilities in the United States totalling 551 MW of installed capacity: the Odell Wind Facility in Minnesota, the Deerfield I Wind Facility in Michigan and the Sugar Creek Wind Facility in Illinois; and (2) an 80% ownership interest in the operating 175 MW Blue Hill Wind Facility in Saskatchewan. The Company retains control over the U.S. facilities. The Company oversees day-to-day operations and provides management services to each of the facilities.
The cash proceeds of $277,500 for the U.S. facilities, which continue to be consolidated, were recorded as non-controlling interest (subject to certain post-closing adjustments). The investment in the Blue Hill Wind Facility continues to be recorded as an equity-method investee. Cash proceeds of C$108,610 were received for the Blue Hill Wind Facility (subject to certain post-closing adjustments). A gain on disposition of $62,828 was recognized and included in gain on sale of renewable assets on the consolidated statements of operations.
3.Business acquisitions, development projects and disposition transactions (continued)
(e)Acquisition of New York American Water Company, Inc.
Effective January 1, 2022, the Company completed the acquisition of New York American Water Company, Inc (subsequently renamed Liberty Utilities (New York Water) Corp. (“Liberty NY Water”)). Liberty NY Water is a regulated water and wastewater utility, serving customers in eight counties in southeastern New York.
A purchase price of $609,000 was paid for this acquisition. The acquisition related costs were expensed through the consolidated statement of operations (note 19). The following table summarizes the final allocation of the purchase price to the assets acquired and liabilities assumed when control was obtained.

Working capital	$4,820
Property, plant and equipment (i)	499,252
Goodwill (ii)	116,254
Regulatory assets (iii)	65,621
Other assets	4,507
Pension and other post-employment benefits	(13,402)
Regulatory liabilities (iii)	(59,727)
Other liabilities	(8,028)
Total net assets acquired	$609,297
Cash and cash equivalents acquired	49
Total net assets acquired, net of cash and cash equivalents	$609,248
The determination of the fair value of assets acquired and liabilities assumed is based upon management’s estimates and certain assumptions.
i.Property, plant and equipment consist of regulated water distribution infrastructure and wastewater collection and treatment facilities. They are amortized in accordance with regulatory requirements over the estimated useful life of the assets using the straight-line method. The weighted average useful life of Liberty NY Water’s assets is 64.74 years.
ii.Goodwill represents the excess of the purchase price over the aggregate fair value of net assets acquired. The contributing factors to the amount recorded as goodwill include future growth, potential synergies, and cost of savings in the delivery of certain shared administrative and other services. Goodwill is reported under the Regulated Services Group.
iii.The Company is subject to regulation by the New York State Public Service Commission (“NYPSC”), which has jurisdiction with respect to rates, service, accounting procedures, acquisitions and other matters. Under ASC 980, regulatory assets and liabilities are recorded to the extent that they represent probable future revenue or expenses associated with certain charges or credits that will be recovered from or refunded to customers through the rate making process (note 7). As part of the approval of the acquisition of Liberty NY Water, a settlement agreement was approved which requires a full year of ownership prior to the filing of a new rate case. As a result, new rates would not come into effect until 2024.
Liberty NY Water was consolidated upon acquisition. In 2022, Liberty NY Water generated approximately $125,370 in revenue and $21,776 operating income.